UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2018

HUGOTON ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Simmons Bank Trustee P.O. Box 470727 Fort Worth, Texas	76147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

NONE

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 27, 2018, Simmons Bank, the trustee (the “Trustee”) of Hugoton Royalty Trust (the “Trust”), issued a press release announcing that the Trust’s Units of Beneficial Interest (the “Units”) began trading on the OTCQX Best Market.

Item 9.01 Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated August 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUGOTON ROYALTY TRUST

By:	SIMMONS BANK, TRUSTEE

By:	/s/ RON E. HOOPER
Ron E. Hooper
Senior Vice President

EXXON MOBIL CORPORATION

By:	/s/ DAVID LEVY
David Levy
Vice President – Upstream Business Services

Date: August 27, 2018